Exhibit 10.42

Dated 23 August 2011

(1)                                          OWX Holding Co., Ltd

(2)                                          Bright Way Technology (Hong Kong) Limited

(3)                                          Realphone Technology Co., Ltd

(4)                                          OWX Hong Kong Limited

Amendment Deed

Relating to the Asset Purchase Agreement dated 30 September 2010 as amended by the Deed of Novation dated 11 October 2010 and the Second Deed of Novation dated 20 December 2010

THIS AMENDMENT Deed is made on the 23 August 2011

BETWEEN:

(1)                                          OWX Holding Co. Ltd, a company incorporated in the British Virgin Islands whose registered address is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the “Company”);

(2)                                          Bright Way Technology (Hong Kong) Limited, a limited liability company incorporated in Hong Kong having its registered office at Room 1102-1103, 11/F., Kowloon Building, 555 Nathan Road, Mongkok, Kowloon, Hong Kong (“Bright Way”);

(3)                                          Realphone Technology Co., Ltd, a limited liability company incorporated in the British Virgin Islands having its registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (“Realphone”); and

(4)                                          OWX Hong Kong Limited, a limited liability company incorporated in Hong Kong having its registered office at Room 3006, Gloucester Tower, The Landmark, 11 Pedder Street, Central, Hong Kong (“OWX HK”).

(The Company, Bright Way, Realphone and OWX HK, together the “Parties”, and a “Party means anyone of them).

WHEREAS:

(A)                                        By an asset purchase agreement dated 30 September 2010 (the “APA”) made by and between 邝毅勋 (“Mr. Kuang”), 胡振宁(“Mr. Hu”), Bright Way and OWX HK, OWX HK agreed to buy from Bright Way its assets and business described in the APA;

(B)                                        Pursuant to the APA, Mr. Kuang and Mr. Hu entered into a share pledge agreement (the “Share Pledge”) dated 30 September 2010 in favour of VODone Limited (“VODone”) in respect of 28,694,372 shares of VODone and, in total, 30% of the total issued shares of OWX HK as at the date thereof;

(C)                                        By a deed of novation dated 11 October 2010 (the “Deed of Novation”) made by and between OWX HK, the Company, VODone, Bright Way, Mr. Kuang and Mr. Hu, OWX HK agreed, among others, to novate all of its rights and obligations under the APA to the Company;

(D)                                        By a supplementary agreement dated 11 October 2010 (the “First Amendment Agreement”), Mr. Kuang, Mr. Hu and VODone agreed, among others, to amend the Share Pledge so that the pledge given by Mr. Kuang and Mr. Hu to VODone will be in respect of 28,694,372 shares of VODone and, in total, 30% of the total issued shares of the Company as of 30 September 2010;

(E)                                         With the consent of VODone and the Company, Mr. Kuang and Mr. Hu transferred 28,694,372 VODone Shares and 60 shares of the Company to Realphone on 20 December 2010;

(F)                                          Simultaneously with the transfer stated in (E) above, Mr. Kuang, Mr. Hu and Realphone entered into a deed of novation (the “Second Deed of Novation”), by which Mr. Kuang and Mr. Hu agreed among others, to novate all of their respective rights and obligations under (i) the APA as amended by the Deed of Novation as well as (ii) the Share Pledge as amended by the First Amendment Agreement to Realphone;

(G)                                        Pursuant to a share swap agreement dated the date hereof (the “Share Swap Agreement”) entered into by Realphone, VODone and China Mobile Games and Entertainment Group Limited, a limited liability company incorporated in the Cayman Islands having its registered office at P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“CMGE”), Realphone has agreed to sell, and VODone has agreed to purchase, 60 issued shares of the Company to be satisfied by VODone procuring CMGE to allot and issue to Realphone 18,600,000 shares of US$0.001 each in the share capital of CMGE;

(H)                                       60 issued shares of the Company owned by Realphone, which are subject to sale under the Share Swap Agreement, are also subject to the Share Pledge as amended by the First Amendment Agreement and the Second Deed of Novation;

(I)                                            Pursuant to the Share Swap Agreement, Realphone and VODone agreed to terminate the Share Pledge as amended by the First Amendment Agreement and the Second Deed of Novation by entering into a deed of release (the “Deed of Release”) dated the date hereof, and Realphone has agreed to enter into a share mortgage dated the date hereof in respect of 22,955,498 shares of VODone in favour of VODone (the “New Share Mortgage”); and

(J)                                            It is therefore the intention of the Parties to amend the APA as amended by the Deed of Novation and the Second Deed of Novation according to the terms herein.

NOW IT IS HEREBY AGREED as follows:

1.                                               DEFINITIONS

1.1                                        Terms defined and aids to construction used in the APA shall bear the same meaning or construction when used in this Deed unless the context otherwise requires.

2.                                               AMENDMENTS

2.1                                        With effect from the date hereof and subject to the simultaneous execution of the Share Swap Agreement, New Share Mortgage and the Deed of Release, the Parties agree that the APA as amended by the Deed of Novation and the Second Deed of Novation be read and construed as if the following applied:

2.1.1                                       “一高香港” (as defined below) shall be added a party to the APA;

2.1.2                                       “CMGE” shall be defined under the definition section in clause 1 of the APA as follows:

“指 China Mobile Games and Entertainment Group Limited, 为一家于开曼群岛注册成立的有限责任公司，其注册地址为 P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands”;

2.1.3                                       “一高香港” shall be defined under the definition section in clause 1 of the APA as follows:

“指一高香港有限公司，为一家于香港特别行政区注册成立的有限责任公司，其注册地点为香港中环毕打街11号置地广场告罗士打大厦30楼3006室”;

2.1.4                                       “股份互换协议” shall be defined under the definition section in clause 1 of the APA as follows:

“指Realphone Technology Co., Ltd, 第一视频和CMGE于2011年8月23日签订的股份互换协议”;

2.1.5                                       replace all references to “甲方” with “一高香港” in the definition of “利润目标” in clause 1 of the APA;

2.1.6                                       replace “甲方” with “一高香港” in the definition of “实际审计税前利润” in clause 1 of the APA;

2.1.7                                       replace all references to “甲方” with “一高香港” in the definition of “奬励花红” in clause 1 of the APA;

2.1.8                                       replace all references to “甲方” with “一高香港” in the definition of “管理层” in clause 1 of the APA;

2.1.9                                       replace all references to “甲方” with “一高香港” in clauses 5.1 and 5.3 of the APA;

2.1.10                                Clause 5.4 of the APA shall be deleted and amended with the following:

“Realphone Technology Co., Ltd 于锁定期内享有作为锁定股份持有人的一切权利，包括但不限于行使投票权。唯Realphone Technology Co., Ltd 同意销定股份的股票交由第一视频保管，Realphone Technology Co., Ltd 并同意第一视频就锁定股份于销定期内应分派的股息亦应先支付予第一视频、Realphone Technology Co., Ltd 双方的联名户口，直至锁定股份相关部份能自由转让时由第一视频将该部份的股息与锁定股份一并交予Realphone Technology Co., Ltd。若一高香港未能达到本协议约定利润目标，Realphone Technology Co., Ltd 需按第一视频的指示以促使第一视频能按第6.2条处理该等锁定股份及其于锁定期内所产生之收益。”

2.1.11                                delete and replace all references to “甲方” with “一高香港” in clause 6.1 of the APA;

2.1.12                                delete and replace the reference to “乙方” with “乙方 和Realphone Technology Co., Ltd” in clause 6.1 of the APA;

2.1.13                                the words “余下于甲方权益” in the first sentence of the last paragraph of clause 6.2 of the APA shall be deleted and replaced by “受股份互换协议的第3.3和3.4条锁定限制的CMGE股份权益（”该CMGE权益”）”;

2.1.14                                the last sentence of the last paragraph of clause 6.2 of the APA shall be deleted and replaced by the followings:

“该 CMGE权益估值由第一视频自行决定。Realphone Technology Co., Ltd 将促使并提供一切所需协助让第一视频可自由处理或出售该CMGE权益以作为上述的补偿。”; and

2.1.15                                delete and replace all references to “甲方” with “一高香港” in clauses 7.1 and 7.2 of the APA.

3.                                               CONTINUING EFFECT

3.1                                        Each of the Parties agree that except as amended and restated by this Deed, the provisions of the APA as amended by the Deed of Novation and the Second Deed of Novation and their respective rights and obligations under the same will remain in full force and effect.

4.                                               MISCELLANEOUS

4.1                                        This Deed may be executed in any number of counterparts and this will have the same effect as if the signatures on the counterparts were on a single copy of this Deed.

5.                                               GOVERNING LAW AND SUBMISSION TO JURISDICTION

5.1                                        This Deed shall be governed by and construed in accordance with the laws of Hong Kong Special Administrative Region of the People’s Republic of China.

5.2                                        Each Party agrees to submit to the non-exclusive jurisdiction of the Courts of Hong Kong in respect of any proceedings in connection with this Deed.

IN WITNESS WHEREOF this Deed has been duly executed and delivered as a deed by each of the Parties on the day and year first above written.

EXECUTED AS A DEED and	)	For and on behalf of
THE COMMON SEAL of	)	OWX Holding Co. Ltd.
	)	(Sd.) Hendrick SIN
OWX Holding Co., Ltd	)	Authorised Signature(s)
was affixed to this deed	)
in the presence of:	)
(Sd.) YAN Man Sing Frankie	)

EXECUTED AS A DEED and	)	For and on behalf of
THE COMMON SEAL of	)	Bright Way Technology (Hong
	)	Kong) Limited
Bright Way Technology (Hong Kong))		(Sd.) GAO Yuan Cheng
Limited	)	Authorised Signature(s)
was affixed to this deed	)
in the presence of:	)

EXECUTED AS A DEED and	)	For and on behalf of
THE COMMON SEAL of	)	Realphone Technology Co., Ltd
	)	(Sd.) ZHENG Hua
Realphone Technology Co., Ltd	)	Authorised Signature(s)
was affixed to this deed	)
in the presence of:	)
)

EXECUTED AS A DEED and	)	For and on behalf of
THE COMMON SEAL of	)	OWX Hong Kong Limited
	)	(Sd.) Hendrick SIN
OWX Hong Kong Limited	)	Authorised Signature(s)
was affixed to this deed	)
in the presence of:	)
(Sd.) YAN Man Sing Frankie	)